UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2014

eOn Communications Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26399	62-1482176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1703 Sawyer Road Corinth MS	38829
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 955-5321

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Following the original filing of eOn Communication Corporation’s (the “Company’s”) Current Report on Form 8-K filed on March 25, 2014 (the “Initial 8-K”), the Company discovered that it inadvertently checked an extraneous item tag in the submission (Item 4.02) when no such disclosure was made pursuant to Item 4.02 of Form 8-K. The Company is filing this Form 8-K/A to remove the extraneous reference to Item 4.02. The Initial 8-K, including the Company’s disclosures made under Items 1.01 and 9.01 therein, remains unamended in all other respects.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2014

EON COMMUNICATIONS CORPORATION

By:	/s/ Stephen Swartz
Stephen Swartz
Principal Executive Officer